SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                           THE SECURITIES ACT OF 1934



   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     AUGUST 14, 2001

                         PROMISTAR FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



  PENNSYLVANIA                     0-12377                   25-1441348
 (State or other                (Commission               (I.R.S. Employer
 jurisdiction of                File Number)             Identification No.)
  incorporation)



               551 MAIN STREET, JOHNSTOWN, PENNSYLVANIA 15907-1146 (Address of principal executive offices) (Zip Code)


   Registrant's telephone number, including area code   (814) 532-3801



         (Former name or former address, if changed since last report.)


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Item 2.       Acquisition or Disposition of Assets

                  On August 14, 2001, pursuant to an Agreement and Plan of Reorganization dated as of February 24, 2001 (the "Merger Agreement"), between Promistar Financial Corporation ("Promistar") and FNH Corporation ("FNH"), FNH was merged with and into Promistar, with Promistar continuing as the surviving entity (the "Merger").

                  Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of common stock, no par value, of FNH (other than shares for which the shareholder has asserted dissenters rights, or shares held in FNH's treasury immediately prior to the effective time of the Merger) was converted into the right to receive 15 shares of common stock, par value $5.00 per share, of Promistar. The foregoing conversion ratio was determined on the basis of arms' length negotiations between representatives of Promistar and FNH and their respective financial advisors.

                  On May 21, 2001, pursuant to the Merger Agreement, James R. Lauffer, formerly Chairman, President and Chief Executive Officer of FNH, Promistar, Promistar Bank, Promistar's wholly-owned banking subsidiary, and First National Bank of Herminie, FNH's wholly-owned banking subsidiary ("FNH Bank"), entered into an Employment and Severance Agreement, which became effective upon the occurrence of the Merger and under which James R. Lauffer will serve as an executive officer of Promistar Bank and a director of Promistar. For his service as an executive officer of Promistar Bank, James R. Lauffer will be paid base salary and provided bonus opportunities no less favorable than those offered by FNH prior to the Merger and will participate in various Promistar Bank employee benefit and fringe benefit plans. In addition, he will receive an automobile, continuation of health and life insurance arrangements and reimbursement for business and industry travel (the "Executive Benefits"). Upon his resignation as an executive officer of Promistar Bank, he will continue to receive the Executive Benefits and will receive compensation as a non-employee director of Promistar.

                  The Employment and Severance Agreement also provides that Mr. Lauffer's severance payment under his employment agreement, which will be equal to 36 months of his base salary, will be paid in a lump-sum upon his termination of employment rather than as salary continuation as is currently contemplated by his employment agreement. The Employment and Severance Agreement also provides that Promistar and Promistar Bank will assume the obligations of FNH Bank to Mr. Lauffer under his existing employment and compensation agreements. A copy of the Employment and Severance Agreement is filed herewith as Exhibit 10.2 and is incorporated by reference herein.

                  In connection with the Merger, James R. Lauffer also entered into an Amendment to Second Amended and Restated Employment Contract and an Amendment to Executive Salary Continuation Agreement with Promistar, Promistar Bank, FNH and FNH Bank. A copy of these amendments are filed herewith as Exhibits 10.3 and 10.4, respectively, and are incorporated by reference herein.

Item 7.       Financial Statements and Exhibits

              (a) - (b)   Financial Statements  of  the  Business  Acquired; Pro
                          Forma Financial Information

                   The Financial Statements required by this item are hereby incorporated by reference herein to Amendment Number 1 to the Registration Statement on Form S-4 filed by Promistar Financial Corporation on May 24, 2001.


              (c)  Exhibits

                   2.1 Agreement and Plan of Reorganization, dated as of February 24, 2001, between Promistar Financial Corporation and FNH Corporation (incorporated by reference to Exhibit 2.1 to Promistar Financial
                         Corporation's Special Report on Form 8-K filed on February 27, 2001).

                   10.1 Stock Option Agreement, dated as of February 24, 2001, between Promistar Financial Corporation and FNH Corporation (incorporated by reference to Exhibit 10.1 to Promistar Financial Corporation's Special Report on Form 8-K filed on February 27, 2001).

                   10.2 Employment and Severance Agreement, dated as of May 21, 2001, among James R. Lauffer, Promistar Financial
                         Corporation, Promistar Bank, First National Bank of Herminie and FNH Corporation.

                   10.3 Amendment to Second Amended and Restated Employment Contract, dated as of May 21, 2001, among James R. Lauffer, Promistar Financial Corporation, Promistar Bank, FNH Corporation and First National Bank of Herminie.

                   10.4 Amendment to Executive Salary Continuation Agreement, dated as of May 21, 2001, among James R. Lauffer,
                         Promistar Financial Corporation, Promistar Bank, FNH Corporation and First National Bank of Herminie.

                   99.1  Press Release dated August 14, 2001



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         Pursuant to the requirement of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PROMISTAR FINANCIAL CORPORATION

August 14, 2001                            /s/ John H. Anderson
------------------                         ----------------------------------
    (Date)                                 John H. Anderson
                                           Chairman and Chief Executive Officer



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                                      INDEX

Exhibit
-------

  2.1 Agreement and Plan of Reorganization, dated as of February 24, 2001, between Promistar Financial Corporation and FNH Corporation (incorporated by reference to Exhibit 2.1 to Promistar Financial Corporation's Special Report on Form 8-K filed on February 27, 2001).

  10.1 Stock Option Agreement, dated as of February 24, 2001, between Promistar Financial Corporation and FNH Corporation (incorporated by reference to Exhibit 10.1 to Promistar Financial Corporation's Special Report on Form 8-K filed on February 27, 2001).

  10.2 Employment and Severance Agreement, dated as of May 21, 2001, among James R. Lauffer, Promistar Financial Corporation, Promistar Bank, First National Bank of Herminie and FNH Corporation.

  10.3 Amendment to Second Amended and Restated Employment Contract, dated as of May 21, 2001, among James R. Lauffer, Promistar Financial Corporation, Promistar Bank, FNH Corporation and First National Bank of Herminie.

  10.4 Amendment to Executive Salary Continuation Agreement, dated as of May 21, 2001, among James R. Lauffer, Promistar Financial Corporation, Promistar Bank, FNH Corporation and First National Bank of Herminie.

  99.1    Press Release dated August 14, 2001